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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 14, 2006
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant

Effective June 14, 2006, GMAC announced the renewal of two syndicated bank facilities. These committed facilities provide GMAC back-up liquidity. The press release follows.

DETROIT - GMAC today announced it has successfully renewed two syndicated bank facilities totaling more than $21 billion. These committed facilities are an important source of potential liquidity for the company.

The unsecured GMAC Revolving Credit Facility and the secured New Center Asset Trust Facility (NCAT) were initially launched at $2.750 billion and $17 billion respectively. The GMAC Revolving Credit Facility closed at $3.250 billion and NCAT closed at $18.3 billion, significantly in excess of target amounts.

The success of these two increased credit facilities follows the April announcement by General Motors Corporation (NYSE: GM) that it had reached an agreement to sell 51 percent of GMAC to an investor consortium led by Cerberus Capital Management.

"The renewal of these facilities is important to our liquidity profile and we appreciate the continued confidence expressed by our banking partners for GMAC," said Sanjiv Khattri, GMAC chief financial officer. "We remain on track for an anticipated fourth quarter closing of the previously announced equity sale, which would bring us another step closer to fulfilling our strategic vision of becoming a premier global financial services company."

At the end of the first quarter 2006, GMAC had $152.3 billion of total liquidity facilities, of which $105.7 billion were unused.

GMAC and its subsidiaries, operating under the umbrella GMAC Financial Services, provide automotive financing, commercial finance, insurance and mortgage products, banking, and real estate services, and have a presence in more than 40 nations. GMAC has extended more than $1.4 trillion in credit to finance more than 162 million vehicles.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated:        June 14, 2006          /s/  SANJIV KHATTRI
              ----------------       -------------------------------------
                                     Sanjiv Khattri
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        June 14, 2006          /s/  LINDA K. ZUKAUCKAS
              ----------------       -------------------------------------
                                     Linda K. Zukauckas
                                     Vice President and Corporate Controller